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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):

                                NOVEMBER 24, 1999

                          MIDDLE BAY OIL COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


         ALABAMA                            0-21702              63-1081013
         -------                            -------              ----------
(State or other jurisdiction           (Commission File         (IRS Employer
     of incorporation)                      Number)          Identification No.)


          Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002
              (Address of principal executive offices and zip code)

                                 (713) 222-6275
               Registrant's telephone number, including area code

                  1221 Lamar, Suite 1020, Houston, Texas 77010
                                 Former Address

ITEM 5 - OTHER EVENTS

         On November 24, 1999 Middle Bay Oil Company, Inc.(the "Company"or "Middle Bay") filed a Certificate of Incorporation of 3TEC Energy Corporation ("3TEC") and a Certificate of Merger of the Company into 3TEC with the Delaware Secretary of State. The Certificate of Incorporation of 3TEC authorizes 60,000,000 shares of common stock and 20,000,000 shares of preferred stock. Pursuant to such filings, effective December 7, 1999, Middle Bay, an Alabama corporation having securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be merged (the "Merger") with and into its wholly-owned subsidiary, 3TEC, a Delaware corporation. By virtue of the Merger, each share of common stock, par value $.02 per share, of Middle Bay will be converted into one share of common stock, par value $.02 per share (the "Common Stock") of 3TEC, each share of Series B preferred stock of Middle Bay will be converted into one

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share of Series B preferred stock of 3TEC, and each share of Series C preferred stock of Middle Bay will be converted into one share of Series C preferred stock of 3TEC. 3TEC shall succeed to all the business, properties, assets and liabilities of Middle Bay. Each stock certificate representing issued and outstanding shares of Middle Bay will continue to represent the same number of shares of stock of 3TEC. Effective December 7, 1999, the Common Stock of 3TEC will trade on the Nasdaq SmallCap Market under the symbol "TTEN".

         Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the stock of 3TEC is deemed to be registered pursuant to Section 12(g) of the Exchange Act. In accordance with Rule 12g-3(f) 3TEC is filing this Current Report on Form 8-K.

         The December 6, 1999 press release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.  The following exhibits are filed herewith and are incorporated herein by reference:
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
 2.1 Agreement and Plan of Merger, dated November 24, 1999, by and between 3TEC Energy Corporation, a Delaware corporation and Middle Bay Oil Company, Inc., an Alabama corporation (Incorporated by reference to Exhibit A to the definitive Proxy Statement of Middle Bay Oil Company, Inc., filed October 25, 1999 (Commission File No. 0-21702))

 3.1     Certificate of Incorporation of 3TEC Energy Corporation

99.1     Press Release issued by the Registrant on December 6, 1999
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                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Middle Bay Oil Company, Inc.
                                            (Registrant)

Date: December 6, 1999                      By: /s/ Floyd C. Wilson
                                            Floyd C. Wilson
                                            President, Chief Executive Officer
                                            and Chairman of the Board

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EXHIBIT INDEX:  The following exhibits are filed herewith and are incorporated herein by reference:
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
 2.1 Agreement and Plan of Merger, dated November 24, 1999, by and between 3TEC Energy Corporation, a Delaware corporation and Middle Bay Oil Company, Inc., an Alabama corporation (Incorporated by reference to Exhibit A to the definitive Proxy Statement of Middle Bay Oil Company, Inc., filed October 25, 1999 (Commission File No. 0-21702))

 3.1     Certificate of Incorporation of 3TEC Energy Corporation

99.1     Press Release issued by the Registrant on December 6, 1999
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